                                                                   EXHIBIT 10.45
                                                CONFIDENTIAL TREATMENT REQUESTED

                                FORMFACTOR, INC.

                          PROBE CARD PURCHASE AGREEMENT

FormFactor, Inc. a Delaware             Elpida Memory, Inc., a Japanese
corporation having an office            corporation having an office
located at:                             located at:

2140 Research Drive                     2-1, Yaesu 2-chome, Chuo-ku, Tokyo
Livermore, CA  94550                    104-0028

Contact:        * * *                   Contact:        * * *
Phone:          * * *                   Phone:          * * *
Fax:            * * *                   Fax:            * * *

FormFactor K. K., a Japanese
corporation and 100% owned
subsidiary of FormFactor, Inc.,
having an office at:

Re ju Oh-i machi Bldg.
4-13-17, Oh-i, Shinagawa-ku,
Tokyo, 140-0014, Japan

Contact:        * * *
Phone:          * * *
Fax:            * * *

Elpida Memory, Inc. is interested in    FormFactor, Inc., is interested in
using FormFactor's WaferProbe(TM)       supporting Elpida Memory, Inc. by
probe cards for memory products and     supplying its WaferProbe(TM) probe
agrees to purchase them for all its     cards for memory products and agrees
* * * wafer products using * * * in     to offer special terms and
production.                             conditions described as below.

Product Pricing:      The multiple DUT probe cards (all collectively,
                      "PRODUCTS") and pricing in Japanese Yen as set forth in APPENDIX 1.

Forecasts:            Non-binding * * * month rolling forecasts shall be
                      provided consistent with the form set forth in APPENDIX 2.

Specifications:       The Products shall meet the specifications set forth in
                      APPENDICES 3.1 and 3.2 (all collectively,
                      "SPECIFICATIONS").

Outgoing Inspection:  FormFactor, Inc. shall perform an outgoing product acceptance check consistent with APPENDIX 4.

Delivery Lead Times:  The delivery date for Products will be set forth in the applicable accepted purchase order, subject to compliance with the delivery schedules for first article designs and re-orders of existing designs as set forth in APPENDIX 6.

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* * * Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                            Form Factor Confidential

Warranty:             FormFactor, Inc. warrants the Products as set forth in
                      APPENDIX 7.

Design Change:        All design changes shall be submitted on the Design Change
                      Request Form as set forth in APPENDIX 8.

Spare Parts:          Spare Exchange Service shall be provided consistent with
                      APPENDIX 9.

Support: FormFactor, Inc. and FormFactor K. K. shall provide technical support consistent with APPENDIX 10.

Term:                 April 1st, 2002, through March 31st, 2004 (the "TERM").

CNDA No.:             FFK-ELP0204.

In consideration of the mutual promises and obligations contained within this Probe Card Purchase Agreement (this "AGREEMENT"), FormFactor, Inc. (hereinafter "VENDOR") and FormFactor K. K., on the one hand, and Elpida Memory, Inc. (hereinafter "BUYER"), on the other hand, agree as set forth above and in the accompanying General Terms and Conditions and have caused this Agreement to be binding and effective as of April 1, 2002 ("EFFECTIVE DATE"). It is hereby agreed that VENDOR may perform all or part of its obligations, and receive all or part of its rights, provided in this Agreement and in the General Terms and Conditions by and through FormFactor K. K. In that case, VENDOR shall remain responsible for the performance by FormFactor K. K. and all the performance by BUYER to FormFactor K. K. shall be deemed as the performance to VENDOR and BUYER shall be released from such performed obligation to VENDOR.

        FORMFACTOR, INC.                     ELPIDA MEMORY, INC.


By:     /s/ Igor Khandros               By:     /s/ Kenji Tokuyama
    --------------------------------        --------------------------------
        Igor Khandros                          Kenji Tokuyama
Title:  CEO and President               Title: President
Dated:  August 6, 2002                  Dated: August 21, 2002

        FORMFACTOR K. K.


By:    /s/ Yoshikazu Hatsukano
    --------------------------------
        Yoshikazu Hatsukano
Title:  President of FormFactor K. K.
Dated:  August 9, 2002


                            Form Factor Confidential

                          GENERAL TERMS AND CONDITIONS

1.    PURPOSE OF THIS AGREEMENT

This Agreement serves as the basis for the purchase of VENDOR's Multi-DUT Memory Probe Cards by BUYER. This Agreement will be an integral part of any purchase orders for Probe Cards, and as such will be deemed to apply to all purchase orders issued by BUYER for VENDOR's Probe Cards and associated services, hereinafter referred to as "Products."

2.    INDIVIDUAL CONTRACT (PURCHASE ORDER)

2.1 The Product(s) will be manufactured and sold in accordance with the purchase order(s) issued by BUYER and accepted by VENDOR (such accepted purchase order(s) hereinafter referred to as "INDIVIDUAL CONTRACT(S)"). Such Individual Contracts shall specify only the name of the Product(s), quantity, price, delivery place in Japan, and time of delivery. VENDOR offers, and BUYER agrees to pay, pricing as described in APPENDIX 1 (Probe Card Pricing). All other terms of Individual Contracts shall be contained in this Agreement.

2.2 BUYER shall furnish purchase orders to VENDOR, and VENDOR shall, in any event, accept all purchase orders that comply with the terms and conditions of this Agreement. VENDOR shall confirm in writing such action to the responsible purchasing department at BUYER within one week after receipt thereof. BUYER will consult with VENDOR regarding quantity, delivery place and time of delivery before furnishing purchase orders to VENDOR. In the event that BUYER does not receive VENDOR's written confirmation within such one week period, the relevant purchase order shall be deemed to be accepted by VENDOR on the expiration of such period.

2.3 The conditions of this Agreement shall apply to all purchase orders of BUYER regarding the Products and to any purchase order acceptance by VENDOR even if such communications do not refer to it expressly.

2.4 If, subsequent to the acceptance of any purchase order, BUYER requires an earlier or later delivery date than as set forth in an Individual Contract, the parties shall use commercially reasonable efforts to meet such delivery date modification requests. In the event BUYER requests to postpone an agreed upon delivery date to a date to be determined in the future, VENDOR shall accept the request, or deny the request and BUYER shall pay the applicable cancellation charges, based upon the original delivery date set forth in the Individual Contract.

2.5 Any Individual Contract may be canceled by written notification from BUYER. VENDOR shall notify BUYER in writing of any cancellation charges calculated as follows: Since each Individual Contract is unique, it shall be subject to a cancellation fee based on the actual expenses incurred by VENDOR up to the purchase price of the Product. Both parties agree that the official design for 1st article (new designs) at VENDOR starts after receipt of purchase order from BUYER, but the clock for cancellation for the 1st article starts after approval by BUYER on * * * submitted by VENDOR before releasing the design to manufacturing.

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* * * Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                            Form Factor Confidential

            NEW DESIGNS (FIRST ARTICLE)                                   REPEAT ORDERS
-------------------------------------------------------   ----------------------------------------------
Weeks after Approval on * * *   Cancellation Charge of    Weeks from delivery date     Cancellation
                                purchase price of first   when purchase order is       Charge of
                                article order (* * *      canceled.                    purchase price of
                                cards plus * * *)                                      repeat order.
-----------------------------   -----------------------   --------------------------   -----------------
(Less Than Or Equal) Approval            * * *%              (Greater Than) * * *            * * *%
         on * * *
-----------------------------   -----------------------   --------------------------   -----------------
 (Less Than Or Equal) * * *              * * *%            (Greater Than) * * * and          * * *%
                                                          (Less Than Or Equal) * * *
-----------------------------   -----------------------   --------------------------   -----------------
   (Greater Than) * * * and              * * *%            (Greater Than) * * * and          * * *%
  (Less Than Or Equal) * * *                              (Less Than Or Equal) * * *
-----------------------------   -----------------------   --------------------------   -----------------
     (Greater Than) * * *                * * *%           (Less Than Or Equal) * * *         * * *%
-----------------------------   -----------------------   --------------------------   -----------------

2.6 BUYER shall provide to VENDOR a * * * month rolling forecast for its anticipated purchases of Product(s) in the form of APPENDIX 2 (Form Forecast). This forecast shall be updated every month. This forecast shall not bind both BUYER and VENDOR, and VENDOR shall build to Individual Contracts only and not to the forecast(s).

3.    DELIVERY

3.1 VENDOR shall deliver Product(s) to the location where BUYER specifies in the purchase order at VENDOR's cost (Incoterms 2000, DDP (Delivery Duty
      Paid)). For the avoidance of doubt, title to Product passes to BUYER upon BUYER's receipt of Product.

3.2 The date for delivery of a Product is determined in the Individual Contract. All changes of accepted delivery dates are only valid if these changes are mutually agreed upon by the parties in writing.

3.3 If any circumstances arise which would result in a delay in delivery of the Product(s), VENDOR shall promptly notify BUYER in writing of the delay as soon as the delay is discovered and shall follow BUYER's instruction to minimize the impact of this late delivery. Notwithstanding the forgoing, in the event that (1) VENDOR notifies BUYER that the delivery for an Individual Contract, or portions of an Individual Contract, will be delayed from the delivery date set forth in the Individual Contract, as soon as VENDOR discovers such delay, (2) the delivery delay is due to other than one of those set forth in Section 17.4, and (3) BUYER notifies VENDOR in writing of BUYER's intent to cancel the delayed order (or delayed portion of the order, as the case may be), then the delayed Product(s) shall be treated as follows:

            REPEAT ORDER:

            If such Product(s) are Repeat Order(s) and the total number of weeks between the original delivery date in the Individual Contract (or any prior mutually agreed extension) and the revised delivery date presented by VENDOR is more than * * * weeks, then BUYER has the right to cancel the Individual Contract (or the delayed portion, as the case may be), without any penalty and/or charge to cancel. Notwithstanding the foregoing, in the event BUYER desires not to exercise such option and desires to purchase such delayed Product(s), then VENDOR shall be subject to a late delivery charge equal to * * *% of the purchase price for the specific product that is late per week or part thereof, up to a maximum of * * *% of the purchase price of the delayed Product(s).

            1ST ARTICLE DESIGNS:

            If such Product(s) are 1st article designs and the total number of weeks between the original delivery date in the Individual Contract (or any prior mutually agreed extension) and the revised delivery date presented by VENDOR is more than * * *

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* * * Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                            Form Factor Confidential
            weeks, then BUYER has the right to cancel the Individual Contract (or the delayed portion, as the case may be) including NRE, without any penalty and/or charge to cancel. In this case, BUYER further has a right to purchase from a third party alternative probe cards, at BUYER's own expense, instead of the Product(s); provided, however, that, in the event VENDOR elects to deliver, at VENDOR's own expense, the delayed 1st article design Product(s) to BUYER, then BUYER shall evaluate the Product(s) immediately. If such Product(s) meet the Specifications, then BUYER shall purchase the Product(s) for Repeat Orders subject to this Agreement.

4.    INVOICES AND PACKAGING

4.1 VENDOR shall issue an invoice ("INVOICE") for the Product shipped. Each Invoice shall identify the VENDOR's Products, the applicable unit price, the total price, and any internal identifying code of BUYER.

4.2 Unless otherwise stated by BUYER, each Product shall be shipped in an individual case, and the packaging shall protect the Product(s) from vibrations, shocks, temperature, temperature differences, humidity, pressure and radiation, as can be reasonably anticipated during shipment. The inner packaging shall fulfill the clean-room requirements applicable at BUYER as communicated to VENDOR in writing and the outer packaging shall be labeled in such a way that the instructions for transport (as stated in the Individual Contract) are clearly visible.

5.    FINAL ACCEPTANCE

5.1 VENDOR warrants that the Product shall meet the Specifications defined in APPENDICES 3.1 and 3.2 (Product Specifications). It is anticipated that from time to time BUYER and VENDOR may want to modify the Specifications. In such cases, BUYER and VENDOR shall mutually agree in writing to such modifications, and the agreed upon modifications shall be deemed to be incorporated as a part of APPENDICES 3.1 and 3.2. Until BUYER and VENDOR mutually agree in writing to any modifications, the then-existing Specification shall control.

5.2 VENDOR shall perform an outgoing product acceptance check per APPENDIX 4 (Outgoing Product Acceptance Check) and shall include these results with each shipment.

5.3 The Product shall be considered accepted by BUYER once the Product and any agreed-upon technical documentation, including data set forth in the APPENDIX 4, are accepted and BUYER has confirmed that the Product is in compliance with the Product Specifications in writing. If BUYER does not provide written confirmation of either acceptance or non-acceptance within
      * * * calendar days of BUYER's receipt of the Product, the Product shall be deemed accepted. If BUYER reasonably believes the Product fails to be in compliance with the Product Specifications triggering non-acceptance, then BUYER shall list the failure(s) or reason(s) for the non-acceptance and provide to VENDOR a detailed report of the same. VENDOR shall work with BUYER to correct the failure(s) and place the Product into compliance with the Product Specification.

6.    PRICES, TERMS OF PAYMENT, DELIVERY TIMES

6.1 BUYER will pay * * *% of the Invoice within * * * days following the date of BUYER's acceptance specified in paragraph 5.3. All payments will be in Japanese Yen ([YEN]). BUYER must notify VENDOR of any disputed or questioned Invoice within * * * days of BUYER's receipt of such Invoice. VENDOR agrees to respond in good faith to BUYER's notice of a

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* * * Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                            Form Factor Confidential
      disputed or questioned Invoice within * * * days of VENDOR's receipt of such notice from BUYER.

6.2 VENDOR offers 1st article and re-order delivery lead times as described in APPENDIX 6 (First Article and Re-Order Delivery Lead Times).

7.    WARRANTY

7.1   VENDOR warrants the Product per APPENDIX 7 (Warranty).

7.2 Notwithstanding the Disclaimer clause set forth in APPENDIX 7, VENDOR represents and warrants that, to the best of its knowledge, the Product does not infringe any patent, copyright, trade secret or other intellectual property right of any third party. VENDOR will indemnify and hold harmless BUYER from and against any claim, suit or proceeding (hereinafter "CLAIM") brought against BUYER so far as it is based on a Claim that any Product supplied hereunder infringes a patent, copyright, trade secret or other intellectual property right of a third party, provided that VENDOR is notified promptly in writing of such Claim and given full and complete authority, information and assistance (at VENDOR's expense) for the defense of the same. VENDOR will pay all damages and costs finally awarded therein against BUYER, but VENDOR will not be responsible for any settlement or compromise made without VENDOR's prior written consent.

7.3 If (i) a Claim mentioned in Section 7.2 above has occurred, or in BUYER's reasonable opinion, is likely to occur, and (ii) BUYER or VENDOR is subject to an impending order in which BUYER's use of the Product will be enjoined, then VENDOR will promptly, at its option and its own expense, either (i) procure for BUYER the right to continue using the Product(s) or
      (ii) replace or modify the same so that it becomes non infringing without degrading Product Specifications defined in APPENDICES 3.1 and 3.2 and, if neither of the foregoing is reasonably possible after VENDOR uses its commercially reasonable best efforts, then VENDOR has the obligation to explain the reason(s) to BUYER that options (i) and/or (ii) are not available. If BUYER agrees with VENDOR's conclusion regarding the unavailability of either option (i) or (ii), then BUYER shall have the option to purchase from a third party alternative replacement probe cards at the best available price after good faith negotiation, and VENDOR shall pay the cost for such replacement probe cards.

7.4 VENDOR shall have no obligations under Section 7.1, 7.2 and/or 7.3 in the event Product(s) was modified by BUYER.

8.    CHANGES IN THE PRODUCTS

8.1 Changes in the agreed Specifications or the design of the Product(s), which are requested by BUYER, shall be performed by VENDOR within a reasonable time if VENDOR agrees to perform such changes and such changes from BUYER are/were requested in writing using VENDOR's form set forth in APPENDIX 8 (Design Change Request (DCR) Form). If such changes to Specifications will affect delivery dates or prices of the Product(s), VENDOR shall inform BUYER in writing thereof, and such Specification changes will be made only after BUYER agrees in writing to the changed delivery dates and prices.

8.2 VENDOR-initiated substantive changes in the configuration or the Specification of the Product(s) can be made only after written consent of BUYER.

9.    SPARE PARTS AND ON SITE EXCHANGE SERVICE

9.1 VENDOR shall keep spare parts on stock as described in APPENDIX 9 when BUYER chooses to purchase spares exchange service option pursuant to APPENDIX 9 (Spare Parts Policy).


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                                     Page 4

10.   TECHNICAL ASSISTANCE

10.1 At the request of BUYER, VENDOR shall provide reasonable technical assistance in connection with BUYER's use of the Product(s) consistent with APPENDIX 10 (Support Structure).

10.2 Vendor shall provide adequate qualified personnel to support the use of the Product as described in APPENDIX 10.

11.   RESEARCH AND DEVELOPMENT, MANAGEMENT MEETINGS

11.1 Subject to the parties' obligations under Section 12 ("CONFIDENTIAL INFORMATION AND INTELLECTUAL PROPERTY") of this Agreement, VENDOR agrees to share its Multi-DUT Memory probe card technology roadmap with BUYER on a regularly scheduled basis. VENDOR hereby designates all such technology roadmap information as Confidential Information under Section 12 of this Agreement. BUYER agrees to provide inputs to VENDOR for consideration in future product offerings.

11.2 BUYER and VENDOR agree to participate in regularly scheduled management meetings to discuss BUYER product roadmap, VENDOR performance, and other important business and technical issues.

11.3 VENDOR shall have the right to publicly announce the existence of this Agreement. BUYER shall have the right to approve the wording of this announcement

12.   CONFIDENTIAL INFORMATION AND INTELLECTUAL PROPERTY

12.1 VENDOR and BUYER agree that the Non-Disclosure Agreement that they executed on April 1, 2002 (the "NDA") is hereby incorporated by reference as if fully set forth herein.

12.2 VENDOR and BUYER agree that Product price, any charges or penalties associated with cancellation or delivery, payment terms, and that information contained in APPENDICES 1, 3.1, 3.2, 6, 8 and 9 contained in this Agreement shall be deemed to be Confidential Information under the NDA. VENDOR and BUYER further agree that each of them may disclose such information: (a) in confidence to its legal counsel, accountants, bankers and financing sources as necessary in connection with obtaining services from such third parties, provided such third parties are bound to confidentiality no less stringent than the provisions of this Agreement; and (b) as required by the applicable rules and regulations of the Securities Exchange Commission or equivalent authority in any other relevant jurisdiction; subject, however, to the party (i) taking reasonable steps consistent with such rules and regulations to minimize the scope and extent of the disclosure; and (ii) providing advance notice of the disclosure to the other party.

12.3 Nothing in this Agreement is intended to grant either party any rights in or to the other party's Confidential Information, except the limited right to use such Confidential Information solely for the purposes of carrying out its obligations under this Agreement. Nothing in this Agreement is meant to grant, expressly or by implication, any license under any patent, copyright, trade secret, trademark or other intellectual property right owned or controlled by either party.

12.4 In the event that BUYER desires to disclose any of the terms or conditions of this Agreement to a third party, for example, to a BUYER's subcontractor, BUYER shall provide VENDOR advance written notice of the proposed disclosure, and VENDOR shall provide its comment on the disclosure within five (5) days. Notwithstanding the foregoing, in no event


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

      shall this Section 12.4 be deemed to supersede the confidentiality obligations found in the NDA.

12.5 The sale of Products hereunder by VENDOR does not convey any license to BUYER, whether expressly or by implication, estoppel or otherwise, under any patent, copyright, trade secret, trademark or other intellectual property rights of VENDOR. VENDOR expressly reserves all of its rights with respect to such patent, copyright, trade secret, trademark and other intellectual property rights. BUYER agrees not to reverse engineer, disassemble or in any way modify any of the Products without the express prior written permission of VENDOR.

13.   TERM

13.1 This Agreement becomes effective as of the Effective Date and shall be in effect through March 31st, 2004, with the condition that VENDOR will review the pricing specified in APPENDIX 1 and submit new pricing by February 28, 2003, and both parties agree as to product prices for the following year by March 31st, 2003. Otherwise, BUYER may terminate this Agreement as of March 31st, 2003. If both parties agree to extend the Agreement after March 31st, 2004, then they will mutual agree as to product prices, term of payment and delivery times, on such terms and conditions as are fair and reasonable between them.

13.2 BUYER may terminate this Agreement if VENDOR breaches any material term or condition of this Agreement and fails to cure such breach within * * * days following receipt of written notice from BUYER. VENDOR may terminate this Agreement if BUYER breaches any material term or condition of this Agreement and fails to cure such breach within sixty * * * days following receipt of written notice from VENDOR.

13.3 In the event of termination of this Agreement, Sections 2.5, 3.3, 7, 10, 12, 14, 15, 16 and 17 shall remain effective, and BUYER shall immediately pay all outstanding sums due and owing.

14.   ASSIGNMENT

This Agreement is not assignable by a party, and no party may delegate its duties hereunder without the prior written consent of the others (except for as expressly provided in this Agreement as between VENDOR and FormFactor K. K., provided that VENDOR at all times remains responsible for the performance by FormFactor K. K. of all provisions of this Agreement); provided, however, that a party may assign this Agreement to any entity that acquires all or substantially all of its liabilities and assets, so long as the non-assigning parties are given prior written notice and, in the case of an assignment, that (a) the assignee agrees in writing to be bound by all terms of this Agreement, and (b) the assignor at all times remains responsible for the performance by the assignee of all provisions of this Agreement, including but not limited to the protection of the other parties' Confidential Information. Any attempted assignment in violation of this provision shall be void and the provisions hereof will be binding upon and inure to the benefit of the parties, their successors and permitted assigns.

15.   DISPUTE RESOLUTION

The parties hereby agree that any dispute arising out of or relating to this Agreement that the parties cannot resolve themselves shall be finally settled by arbitration pursuant to the then-applicable Commercial Arbitration Rules of the Japan Commercial Arbitration Association. The

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* * * Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                            Form Factor Confidential
situs of the arbitration shall be Tokyo, Japan. The arbitration shall be conducted by a panel of three (3) arbitrators; each party selecting one arbitrator, and the third arbitrator to be agreed upon by the two party-selected arbitrators, subject only to the arbitrator being a third party national. The award rendered by the arbitrators shall be final and binding upon the parties hereto. The arbitration shall be conducted in English.

16.   APPLICABLE LAW

This Agreement shall be construed in accordance with and governed by the laws of Japan.

17.   GENERAL PROVISIONS

17.1 Except for Individual Contracts consistent with Section 2.2, this Agreement (together with the APPENDICES hereto) and the NDA constitute the complete and exclusive agreement between the parties pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between the parties with respect to such subject matter. Additional agreements and contractual changes must be made in a writing signed by both parties.

17.2 In the event any provision of this Agreement is held to be unenforceable, such provision will be enforced to the maximum extent permissible and such provision and the remaining portions of this Agreement shall be enforced so as to best meet the intentions of the parties.

17.3 EXCEPT FOR (1) VENDOR'S LIABILITY UNDER SECTIONS 7.2 AND 7.3 AND (2) BOTH PARTIES' LIABILITY FOR BREACH OF CONFIDENTIALITY UNDER SECTION 12, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY LOST REVENUES, DATA, OR PROFITS, OR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES WITH RESPECT TO ANY CLAIMS THAT MAY ARISE OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TERMINATION THEREOF, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. In all events, BUYER and VENDOR will meet in good faith in an attempt to reach a mutually agreeable resolution of any claim.

17.4 Neither party shall be responsible for any failure to perform (including late delivery) due to unforeseen circumstances or to causes beyond that party's reasonable control, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, accidents, strikes or shortages of transportation, facilities, fuel, energy, labor or materials. In the event of any such delay, VENDOR may defer the delivery date of orders for Products for a period equal to the time of such delay.

17.5 All notices and demands hereunder will be in writing and will be served by personal service, facsimile transmission or overnight courier service mail at the address of the receiving party set forth on the cover page of this Agreement (or at such different address as may be designated by such party by written notice to the other party).

17.6 The waiver by one of the parties of any default by the other will not waive subsequent defaults by the other of the same or a different kind, and all waivers must be in writing to be effective.


                            Form Factor Confidential

17.7 This Agreement will become effective only after BUYER, VENDOR and FormFactor K. K. have signed it. Each person executing this Agreement represents and warrants that he or she has been duly authorized under the applicable party's charter documents and applicable law to execute this Agreement on behalf of the applicable party. This Agreement may be executed in counterparts, each of which when so executed will be deemed an original, and which together will constitute one and the same instrument.

APPENDIX 1                 Probe Card Pricing

APPENDIX 2                 Form Forecast

APPENDICES 3.1 and 3.2     Product Specifications

APPENDIX 4                 Outgoing Product Acceptance Check

APPENDIX 5                 Intentionally Omitted

APPENDIX 6                 First Article and Re-Order Delivery Lead Times

APPENDIX 7                 Warranty

APPENDIX 8                 Design Change Request (DCR) Form

APPENDIX 9                 Spare Parts Policy

APPENDIX 10                Support Structure


                            Form Factor Confidential

                                                    FORMFACTOR,INC. CONFIDENTIAL

[FORMFACTOR LOGO]

                          APPENDIX 1 PROBE CARD PRICING

PPA Price(s) described in the table below is/are applied to NRE and probe card unit price, under the condition of *** of all DRAM products (*** and beyond) using *** wafer.

                                                                  Yen per $=\133

NRE

NRE                          STANDARD PRICE                      PPA PRICE
-----------------   --------------   --------------   --------------   --------------
* * * NRE                    * * *           $* * *            * * *           $* * *
-----------------   --------------   --------------   --------------   --------------
* * * NRE                    * * *           $* * *            * * *           $* * *
-----------------   --------------   --------------   --------------   --------------

NOTE;

NRE will be one third of Standard Price. In other words FormFactor will take three designs under this Agreement to which this Appendix is attached.

PROBE CARD PRICE SCHEME

(1) * * * PH* * *,X* * *

PARALLELISM                    STANDARD PRICE                      PPA PRICE
-----------------   --------------   --------------   --------------   --------------
      X* * *                 * * *   $        * * *            * * *   $        * * *
-----------------   --------------   --------------   --------------   --------------

(2) * * * PH* * *,X* * *

PARALLELISM                    STANDARD PRICE                      PPA PRICE
-----------------   --------------   --------------   --------------   --------------
      X* * *                 * * *   $        * * *            * * *   $        * * *
-----------------   --------------   --------------   --------------   --------------

(3) * * * PH* * *,X* * *

PARALLELISM                    STANDARD PRICE                      PPA PRICE
-----------------   --------------   --------------   --------------   --------------
      X* * *                 * * *   $        * * *            * * *   $        * * *
-----------------   --------------   --------------   --------------   --------------

(4) * * * PH* * *,X* * *

PARALLELISM                    STANDARD PRICE                      PPA PRICE
-----------------   --------------   --------------   --------------   --------------
      X* * *                 * * *   $        * * *            * * *   $        * * *
-----------------   --------------   --------------   --------------   --------------

(5) * * * PH* * *,X* * *

PARALLELISM                    STANDARD PRICE                      PPA PRICE
-----------------   --------------   --------------   --------------   --------------
      X* * *                 * * *   $        * * *            * * *   $        * * *
-----------------   --------------   --------------   --------------   --------------

(6) * * * PH* * *,X* * *

PARALLELISM                    STANDARD PRICE                      PPA PRICE
-----------------   --------------   --------------   --------------   --------------
      X* * *                 * * *   $        * * *            * * *   $        * * *
-----------------   --------------   --------------   --------------   --------------

(7) * * * PH* * *,X* * * (TRE)

PARALLELISM                    STANDARD PRICE                      PPA PRICE
-----------------   --------------   --------------   --------------   --------------
      X* * *                 * * *   $        * * *            * * *   $        * * *
-----------------   --------------   --------------   --------------   --------------

NOTE;

1.    The Probe Card Unit Price depends on its specification (ceramic size;
      PHXX), pararellism, and quantity.

2.    Under PPA the discounted unit price(PPA) will be applied from the 1st
      Article.

3. The minimum quantity per design expected to be * * *. If the quantity is below * * * throught a year, then the unit price for that specific design will be quoted separately.

4. The Products are made in USA.. When over * * *% fluctuation in currency rate occurs, pricing will be adjusted accordingly.

--------

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                    FORMFACTOR,INC. CONFIDENTIAL

[FORMFACTOR LOGO]

                            APPENDIX 2 FORM FORECAST

                    BUYER FORECAST FOR FORMFACTOR PROBECARDS

1. BUYER agrees to provide a good-faith forecast per the table below for its demand for the following * * * month period. This forecast shall be updated at the fixed date of every month. VENDOR has the right to adjust the pricing from the table above based on the forecast received from BUYER if the forecasted volume is substantially below the forecast at the end of March every year for the next fiscal year..

2.    This forecast shall be used for planning purposes only.

                                  FORECAST FOR FORMFACTOR PROBECARDS
-------------------------------------------------------------------------------------------------------
                                                  QUANTITY DELIVERED IN CALENDAR MONTH
                                  ---------------------------------------------------------------------
                                                                  2002
                                  ---------------------------------------------------------------------
  Product      DUT     Tester     JAN   FEB   MAR   APR   MAY   JUN   JUL   AUG   SEP   OCT   NOV   DEC
-----------   -----   --------    ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---

--------

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                             FormFactor Confidential
                               All rights reserved
                                    page 1/ 1

                                                    FormFactor, Inc CONFIDENTIAL

[FORMFACTOR LOGO]

                       APPENDIX 3.1 PRODUCT SPECIFICATIONS

This Appendix describes FFI Probe Card standard specification.

1.    T1 specification

2.    T2 specification

                                                    FormFactor, Inc CONFIDENTIAL

[FORMFACTOR LOGO]

                        LIST OF DIFFERENCE FROM FFI SPEC

      FOLLOWING IS THE LIST OF DIFFERENT ITEM OF NEC/ELPIDA SPECIFICATION FROM FFI SPEC. IT MAY CONTAIN BOTH DIFFERENCE AND MISSING SPEC WHICH IS NOT SPECIFIED BY FFI SPEC.

-------------   ----------------------   -----------------   ------------------------
PARAMETER       FFI SPECIFICATION        NEC / ELPIDA        FFI COMMENT
                INCLUDING TOLERANCE      REQUESTED SPEC
-------------   ----------------------   -----------------   ------------------------
* * *           * * *UM                  * * * UM            EXPRESSION DIFFERENCE
-------------   ----------------------   -----------------   ------------------------
* * *           T1 : * * * GF            T1 : * * * GF       EXPRESSION DIFFERENCE
                T2 : * * * GF            T2 : * * * GF
-------------   ----------------------   -----------------   ------------------------
PCB * * *       --                       * * *UM             FFI INTERNAL SPEC
-------------   ----------------------   -----------------   ------------------------
PCB * * *       --                       * * *UM             FFI INTERNAL SPEC
-------------   ----------------------   -----------------   ------------------------
PCB * * *       --                       * * *UM             FFI INTERNAL SPEC
-------------   ----------------------   -----------------   ------------------------

--------

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

       WAFERPROBE(TM) T1 MICROSPRING(TM) CONTACT PROBE CARD SPECIFICATION
                             (* * *MM PROBE HEADS)

[FORMFACTOR LOGO]

REFERENCE DOCUMENTS:       SMPL0801WW - FORMFACTOR WARRANTY POLICY
                           SMHB0801U - USER HANDBOOK

-------------------------   -----------------   -----------------------------------------------   ----------------------------------
PARAMETER                   NOMINAL             TOLERANCE                                         COMMENTS*
                            SPECIFICATION
-------------------------   -----------------   -----------------------------------------------   ----------------------------------
* * *                       (1) * * *           Nominal * * *                                     * * *
                            (millimeter)        (millimeter)
-------------------------   -----------------   -----------------------------------------------   ----------------------------------
* * *                       * * *               For reference only.                               * * *
                            (millimeter)
-------------------------   -----------------   -----------------------------------------------   ----------------------------------
* * *                       * * *               For reference only.                               * * *
                            (millimeter)
-------------------------   -----------------   -----------------------------------------------   ----------------------------------
* * *                       * * *               For reference only.                               * * *
                                                By Design.
-------------------------   -----------------   -----------------------------------------------   ----------------------------------
* * *                       * * *               By Design.                                        * * *
-------------------------   -----------------   -----------------------------------------------   ----------------------------------
* * *                       * * *               * * *(micrometer) (Less Than Or Equal) tip size   * * *
                                                (Less Than Or Equal) * * *(micrometer)
                                                By Design.
-------------------------   -----------------   -----------------------------------------------   ----------------------------------
* * *                                           * * *(micrometer)                                 * * *
-------------------------   -----------------   -----------------------------------------------   ----------------------------------

--------

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

       WAFERPROBE(TM) T1 MICROSPRING(TM) CONTACT PROBE CARD SPECIFICATION
                             (* * *MM PROBE HEADS)

[FORMFACTOR LOGO]

REFERENCE DOCUMENTS:       SMPL0801WW - FORMFACTOR WARRANTY POLICY
                           SMHB0801U - USER HANDBOOK

-------------------------   ----------------------   -------------------------------------------------------   ---------------------
PARAMETER                   NOMINAL                  TOLERANCE                                                 COMMENTS
                            SPECIFICATION
-------------------------   ----------------------   -------------------------------------------------------   ---------------------
* * *                                                * * * grams (Less Than Or Equal) k (Less Than Or Equal)   * * *
                                                     * * * grams per probe
-------------------------   ----------------------   -------------------------------------------------------   ---------------------
* * *                                                * * *(micrometer)                                         * * *
-------------------------   ----------------------   -------------------------------------------------------   ---------------------
* * *                       * * *% of                For reference only.                                       * * *
                            Overtravel
-------------------------   ----------------------   -------------------------------------------------------   ---------------------
* * *                       * * *(micrometer) past   For reference only                                        * * *
                            last touch
-------------------------   ----------------------   -------------------------------------------------------   ---------------------
* * *                       * * *(micrometer) past                                                             * * *
                            first touch
-------------------------   ----------------------   -------------------------------------------------------   ---------------------
* * *                       PH* * *  -  * * *        For reference only                                        * * *
                            x * * *
-------------------------   ----------------------   -------------------------------------------------------   ---------------------
* * *                       * * * unless otherwise   * * *                                                     * * *
                            specified by customer
-------------------------   ----------------------   -------------------------------------------------------   ---------------------
* * *                       * * *                                                                              * * *
-------------------------   ----------------------   -------------------------------------------------------   ---------------------
* * *                       * * *                                                                              * * *
-------------------------   ----------------------   -------------------------------------------------------   ---------------------
* * *                                                * * * (Less Than Or Equal) * * *                          * * *
                                                     By Design.
                                                     For reference only.
-------------------------   ----------------------   -------------------------------------------------------   ---------------------
* * *                                                (Less Than Or Equal) * * *                                * * *
                                                     ***Design dependent
-------------------------   ----------------------   -------------------------------------------------------   ---------------------
* * *                                                (Less Than Or Equal) * * *                                * * *
                                                     ***Design dependent
-------------------------   ----------------------   -------------------------------------------------------   ---------------------
* * *                                                (Less Than Or Equal) * * *                                * * *
-------------------------   ----------------------   -------------------------------------------------------   ---------------------
* * *                                                (Less Than Or Equal) * * *
                                                     By Design
-------------------------   ----------------------   -------------------------------------------------------   ---------------------
* * *                                                * * *
-------------------------   ----------------------   -------------------------------------------------------   ---------------------

--------

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

       WAFERPROBE(TM) T1 MICROSPRING(TM) CONTACT PROBE CARD SPECIFICATION
                             (* * *MM PROBE HEADS)

[FORMFACTOR LOGO]

REFERENCE DOCUMENTS:       SMPL0801WW - FORMFACTOR WARRANTY POLICY
                           SMHB0801U - USER HANDBOOK

--------------------------   ------------------------   ----------------------   ------------------------------------
PARAMETER                    NOMINAL SPECIFICATION      TOLERANCE                               Comments
--------------------------   ------------------------   ----------------------   ------------------------------------
* * *                        * * *                                               * * *
--------------------------   ------------------------   ----------------------   ------------------------------------

--------------------------   -----------------------   -------------------------
* * *                                                  * * *
--------------------------   -----------------------   -------------------------
* * *                                                  * * *
Figure 1 * * *                                         Figure 3.  * * *
--------------------------   -----------------------   -------------------------

--------------------------   -----------------------   -------------------------------------
* * *
--------------------------   -----------------------   -------------------------------------
                                                       Notes
                                                       *     Drawings not to scale
                                                       **    Reference FormFactor WaferProbe
                                                             Warranty Policy
                                                       ***   Unless otherwise specified at
                                                             design, and verified during
* * *                                                        First Article Verification on
Figure 2 * * *                                               specific traces.
--------------------------   -----------------------   -------------------------------------

--------

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                    FormFactor, Inc CONFIDENTIAL

[FORMFACTOR LOGO]

                       APPENDIX 3.2 PRODUCT SPECIFICATIONS

      This Appendix describes the difference between FFI standard specification and custom specification agreed between BUYER and VENDOR. The specifications that are not specified here will follow FFI Probe Card standard specification.

                                                    FormFactor, Inc CONFIDENTIAL

[FORMFACTOR LOGO]

                  APPENDIX 3.2 LIST OF DIFFERENCE FROM FFI SPEC

   FOLLOWING IS THE LIST OF DIFFERENT ITEM OF ELPIDA SPECIFICATION FROM FFI SPEC. IT MAY CONTAIN BOTH DIFFERENCE AND MISSING SPEC, WHICH IS NOT SPECIFIED BY FFI SPEC.

-----------------------   ---------------------------   ----------------------------   ------------------------------
PARAMETER                 FFI SPECIFICATION INCLUDING   ELPIDA REQUESTED SPEC          FFI COMMENT
                          TOLERANCE
-----------------------   ---------------------------   ----------------------------   ------------------------------
* * *                     * * *um                       * * * um                       EXPRESSION DIFFERENCE
-----------------------   ---------------------------   ----------------------------   ------------------------------
* * *                     T1 : * * * gf                 T1 : * * * gf                  EXPRESSION DIFFERENCE
                          T2 : * * * gf                 T2 : * * * gf
-----------------------   ---------------------------   ----------------------------   ------------------------------
PCB * * *                 --                            * * *um                        FFI INTERNAL SPEC
-----------------------   ---------------------------   ----------------------------   ------------------------------
PCB * * *                 --                            * * *um                        FFI INTERNAL SPEC
-----------------------   ---------------------------   ----------------------------   ------------------------------
PCB * * *                 --                            * * *um                        FFI INTERNAL SPEC
-----------------------   ---------------------------   ----------------------------   ------------------------------

--------

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                    FormFactor, Inc CONFIDENTIAL

[FORMFACTOR LOGO]

APPENDIX 4 OUTGOING PRODUCT ACCEPTANCE CHECK

VENDOR will submit Data measured on commercially available metrology tester such as * * *'s metallurgy tester PRV-xx series to BUYER as the result of Outgoing Test at VENDOR's factory.

* * *

--------

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                    FormFactor, Inc CONFIDENTIAL

[FORMFACTOR LOGO]

APPENDIX 5 INTENTIONALLY OMITTED

                                                    FORMFACTOR,INC. CONFIDENTIAL

[FORMFACTOR LOGO]

            APPENDIX 6 FIRST ARTICLE AND RE-ORDER DELIVERY LEAD TIMES

      VENDOR WILL CONTINUE TO IMPROVE PROBE CARD LEAD TIME BASED ON ITS ROAD MAP. WHEN VENDOR ESTABLISHES NEW LEAD TIME SCHEME, THEN IT WILL BE PROVIDED IN WRITING TO BUYER.

      (1)1ST ARTICLE(NEW DESIGN)

      ----------------   ---------------------------
      PRODUCTS                 LEAD TIME(WEEKS)
      ----------------   ---------------------------
      PH* * *              * * *
      ----------------   ---------------------------
      PH* * *              * * *
      ----------------   ---------------------------
      PH* * *              * * *
      ----------------   ---------------------------
      PH* * *              * * *
      ----------------   ---------------------------
      PH* * *              * * *
      ----------------   ---------------------------

      NOTE;

      1. Lead time indicates the number of approximate calendar weeks from PO issued date and receipt of an approved PCIF for the 1st article
            (NRE) to shipment date from FFI, Livermore. Exact delivery date will be provided in writing by VENDOR.

      (2)RE-ORDER

      -----------------   -------------------------   ------------------------
                                 NO FORECAST                  FORECAST
      -----------------   -------------------------   ------------------------
      PRODUCTS                 LEAD TIME(WEEKS)           LEAD TIME(WEEKS)
      -----------------   -------------------------   ------------------------
      PH* * *                * * *                      * * *
      -----------------   -------------------------   ------------------------
      PH* * *                * * *                      * * *
      -----------------   -------------------------   ------------------------
      PH* * *                * * *                      * * *
      -----------------   -------------------------   ------------------------
      PH* * *                * * *                      * * *
      -----------------   -------------------------   ------------------------
      PH* * *                * * *                      * * *
      -----------------   -------------------------   ------------------------

      NOTE;

      1. Lead time indicates the number of approximate calendar weeks from PO issued date to shipment date from FFI, Livermore. Exact delivery date will be determined individually. It does not include the number of days for transport.

      2. Lead time depends on whether or not advanced forecast is submitted to VENDOR.

      (3)PH100 LEGEND

      Differences between the PH* * *, PH* * *, and PH* * * specifications are as below.

      PH* * *: Less than * * * pins.

      PH* * *: Between * * * pins and up to * * * pins with the x* * * Tester Interface.

      PH* * *: More than * * * pins with the x* * */x* * * Tester Interface (TRE; Tester Resource Enhancement support).

      This criteria may be redefined for more than * * * pins when new category is created

--------

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                         WAFERPROBE(TM) WARRANTY POLICY

[FORMFACTOR LOGO]

                              APPENDIX 7 - WARRANTY

WARRANTY

Products are warranted to be, under normal use and conditions, free from defects in materials and workmanship either for the life of the product to be probed or
* * *, whichever comes earlier (the "WARRANTY PERIOD"). VENDOR warrants that Products comply with the specification agreed by both BUYER and VENDOR in writing. In addition, WaferProbe probe cards are warranted to comply with VENDOR published specification for X-Y placement, planarity, and total path resistance (design parameter) over the full Warranty Period. This limited warranty does not cover defects or damage due to acts of God, use or handling not in accordance with specifications or instructions, or repair or modification by anyone other than VENDOR or authorized agents. Without limiting the generality of the foregoing, a partial list of defects covered and not covered by this warranty is set forth below.

COVERED BY WARRANTY:

- Electrical or mechanical failure of any component of Products, when operated under normal conditions as described in Products specification.

- Wear due to operation when adhering to an approved VENDOR, Inc. cleaning protocol.

            NOTE: Performance of VENDOR Products depends on the user's pad material, pad structure and wafer process and the cleaning and maintenance protocol used to maintain the probe card. VENDOR will work with Products user to establish an optimized cleaning and maintenance program for the user's specific pad material, structure and wafer process. In order for VENDOR to develop the approved cleaning protocol needed to provide this warranty, the user agrees to participate in the joint work required to establish an optimized cleaning condition and maintenance protocol.

Not Covered by Warranty:

      -     Damage due to overdrive in excess of specification.

      -     Damage due to improper handling.

      -     Any damage caused by metrology tools.

      -     Any damage occurring outside the prober.

      -     Any damage caused by loose contaminants or particulates.

      -     Damage due to unapproved cleaning procedures.

      -     Operation outside the specified temperature range.

      - Excess electrical current or "hot stepping", per current VENDOR technical bulletin specifications.

      -     Damage due to prober malfunction.

      - Damage to probe tips due to wafer material in excess of specification.

SOLE REMEDY

--------

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                         WAFERPROBE(TM) WARRANTY POLICY

[FORMFACTOR LOGO]

Should a Product fail to conform to the above warranty during the Warranty Period, BUYER's sole remedy and VENDOR's sole obligation is that VENDOR will repair or replace the Product at no charge to BUYER.

WARRANTY CLAIMS PROCESS

BUYER must notify its VENDOR sales representative in writing (via e-mail, facsimile or letter) of the defect BUYER is experiencing, and if VENDOR, Inc. determines that repair or replacement is necessary; BUYER will receive a Service Authorization Request (SAR) number. BUYER shall not return any WaferProbe probe card without an SAR. No work will be done on any returned product until an SAR # is assigned. BUYER may then, at its own expense, return to VENDOR Products in question, freight prepaid and in the same packing conditions in which it left VENDOR's premises, accompanied by a brief statement explaining the claimed defect. Upon receipt of Products, VENDOR's factory personnel will perform a failure analysis on the returned WaferProbe probe card to confirm the defect and determine the nature of the defect. The failure analysis report will be available upon BUYER request.

If VENDOR determines that the failure of Products is covered by the limited warranty VENDOR will repair or replace the probe card.

If VENDOR determines that any returned WaferProbe probe card is fully functional and not defective, VENDOR will provide a written statement setting forth VENDOR's conclusion that the returned WaferProbe probe card was not defective. If a non-defective, damaged WaferProbe probe card may be repaired, BUYER may request that VENDOR quote price and delivery terms for repair of Products. If Products is not repairable or BUYER chooses not to have the card repaired, VENDOR will return Products to BUYER at BUYER's expense, freight collect and BUYER agrees to pay VENDOR's reasonable cost of handling and testing.

DISCLAIMER

THE WARRANTIES SET FORTH ABOVE ARE IN LIEU OF ALL OTHERS, AND VENDOR SPECIFICALLY DISCLAIMS ANY AND ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF NONINFRINGEMENT, FITNESS FOR A PARTICULAR PURPOSE, OR MERCHANTABILITY. NO PERSON IS AUTHORIZED TO MAKE ANY OTHER WARRANTY OR REPRESENTATION CONCERNING THE PERFORMANCE OF PRODUCTS OTHER THAN AS PROVIDED IN THIS SECTION.

[FORMFACTOR LOGO]

                                                   FORMFACTOR,INC.  CONFIDENTIAL

                   APPENDIX 8 DESIGN CHANGE REQUEST(DCR) FORM

      NOTE: USE THIS FORM WHEN THE CHANGE YOU ARE REQUESTING IS NOT NORMALLY SPECIFIED IN THE PCIF.

REQUESTOR:
DATE:
REASON FOR CHANGE:

TECHNICAL CONTACT AT FFI:
NAME:
PHONE:

TECHNICAL CONTACT AT CUSTOMER SITE:
NAME:
PHONE:

PART NUMBER TO BE CHANGED:
DESCRIBE CHANGE:

WAS THE CHANGE APPROVED BY THE CUSTOMER:   YES | |       NO | |
WHO APPROVED THE CHANGE:
DATE OF APPROVAL:

                    TO BE COMPLETED BY THE FFI DESIGN GROUP:
NEW PART #:
APPROVED:    YES | |       NO | |
NAME:
DATE OF APPROVAL:

                                                  FormFactor , Inc. CONFIDENTIAL

[FORMFACTOR LOGO]

                          APPENDIX 9 SPARE PARTS POLICY

1.    PURPOSE OF THIS POLICY

      This Policy will serve as the basis for exchange service of Probe Card and Probe Head in case BUYER faces the situation where Wafer probing test stops functioning due to unacceptable malfunctioning of Probe Cards or Probe Head regardless of originating party of this malfunctioning. The spares will be returned after resolution of the malfunction situation. This program is to help minimizing down time of Wafer Probing Test Station.

2.    PREPARATION OF EXCHANGE SERVICE THROUGH SPARE PROBE CARDS AND SPARE PROBE
      HEADS

2.1 BUYER purchases spares exchange service option. Each different type number of Probe Cards requires a separate spare service option. The spares service option pricing is equivalent to the quantity of Spare Probe Cards
      (SPC) and Spare Probe Heads (SPH) to be prepared by the VENDOR multiplied by discounted price of such Spare Probe Card and Spare Probe Head as specified in VENDOR's price list (Table 1). The quantity is determined in Table 2 that shows the recommended minimum numbers of SPC and or SPH to be prepared by BUYER. VENDOR prepares adequate number of SPC and/or SPH for the service.

2.2 The purchase of the service option triggers the VENDOR to prepare the SPC and SPH, and stock them at local VENDOR location. They remain VENDOR assets and are being utilized for SPC and SPH exchange services as specified in the Table 1. These exchanges are to be performed by VENDOR's qualified service engineer to support BUYER in emergency situation. The titles of SPC and SPH assets will not be transferred to BUYER even when they are being used at BUYER's production floor.

2.3 In case total number of Probe Cards to be purchased in less than * * * for the life of device to be probed, then VENDOR will not prepare SPC unless BUYER pays PPA price (not discounted price) specified in VENDOR price list.

2.4 The Probe Card or Probe Head which has malfunctioned should be forwarded to failure analysis and ,thereafter, to repairing process if it is repairable per FFI policy. Once it is repaired and returned to BUYER, then BUYER returns SPC or SPH to VENDOR. Those returned spares will be stocked at VENDOR's location and serve in another emergency

--------

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                  FormFactor , Inc. CONFIDENTIAL

[FORMFACTOR LOGO]

      situation. In case of Repaired Probe Head owned by BUYER, VENDOR will stock it at VENDOR location on behalf of BUYER if the option specified in
      2.5 is executed.

2.5 In spite of 2.4 above, BUYER has an option to purchase SPH which is being used at BUYER's production floor rather than returning it to VENDOR or which is being stored at VENDOR location. The price of SPH in such case is full amount of PPA price in VENDOR's price list (Table 1))

2.6 BUYER has an option not to purchase SPC and or SPH but in such case BUYER has to accept normal procedure and turn around time for repairing described in 5.

3.    EXCHANGE SERVICE OF PROBE HEAD

3.1 VENDOR will send its qualified service engineer to BUYER's production floor to examine the status of malfunctioning of the Probe Card and exchange its Probe Head with a Spare Probe Head by following VENDOR's established procedure. In emergency situations the VENDOR will utilize assets stored in the local office. Vendor's service engineer will submit a service report to BUYER after completion of exchange and diagnosis, and then receives signature of acceptance by a BUYER's appropriate engineer.

3.2 Such Exchange service of Spare Probe Head will be offered at the expense of BUYER. Vendor will do its best effort to dispatch its service engineer within * * * hours after receipt of request of exchange. The expense will be calculated based on the formula shown in the table 3.

4.    FAILURE ANALYSIS AND IDENTIFYING ITS ROOT CAUSE

      VENDOR will carry failure analysis for the returned Probe Card or Probe Head initiated by SAR process defined by VENDOR to identify its root cause and take corrective actions to avoid repetitive occurrence of the same failure. BUYER will cooperate with VENDOR to accelerate such VENDOR's process by supplying enough information to regenerate the failure for VENDOR to be able to understand the failing phenomena under certain operating environment under CNDA and CITR, This support may include joint work at BUYER's production floor by using the equipment if required.

      VENDOR will submit a report on the failure and root cause analysis and corrective actions.

--------

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                  FormFactor , Inc. CONFIDENTIAL

[FORMFACTOR LOGO]

5.    REPAIRING SERVICE ON RETURNED PROBE CARD OR PROBE HEAD

      Repairing Service will follow the procedure defined in the separate document.

      The cost for repairing shall be charged to either VENDOR or BUYER based on the result of the failure analysis according to VENDOR's Warranty Policy as set forth in APPENDIX 7.

TABLE 1: SPARE PROBE CARD (SPC) AND SPARE PROBE HEAD (SPH) PRICE CALCULATION SCHEME

FULL AMOUNT OF LIST PRICE: PPA PRICE

DISCOUNTED PRICE:

            --------------------------   -----------------------   --------------------------
                CARD CONFIGURATION                 SPC                        SPH
            --------------------------   -----------------------   --------------------------
            PH* * *                      * * *% x * * * Price      * * *% x * * * Price
            --------------------------   -----------------------   --------------------------
            PH* * *                      * * *% x * * * Price      * * *% x * * * Price
            --------------------------   -----------------------   --------------------------
            PH* * *TRE                   * * *% x * * * Price      * * *% x * * * Price
            --------------------------   -----------------------   --------------------------

TABLE 2: NUMBER OF SPARE PROBE CARDS, SPARE PROBE HEADS AND EXCHANGE SERVICE

                                             SPARES PREPARED BY VENDOR
                NUMBER OF                    -------------------------
                PURCHASED                    STORED AT VENDOR LOCATION       EXCHANGE SERVICE BY VENDOR
               PROBE CARDS                   -------------------------   --------------------------------
                BY BUYER                       MIN SPC       MIN SPH     PC, PH EXCHANGES   RESPONSE TIME
------------------------------------------   -----------   -----------   ----------------   -------------
             (Less Than)* * *                   * * *         * * *        SPC exchange       * * * hrs
                                                                         ----------------   -------------
                                                                            0 component          N/a
------------------------------------------   -----------   -----------   ----------------   -------------
* * *(Less Than Or Equal) (Less Than)* * *      * * *         * * *        SPC exchange       * * * hrs
                                                                         ----------------   -------------
                                                                           SPH exchange       * * * hrs
------------------------------------------   -----------   -----------   ----------------   -------------
* * *(Less Than Or Equal) (Less Than)* * *      * * *         * * *        SPC exchange       * * * hrs
                                                                         ----------------   -------------
                                                                           SPH exchange       * * * hrs
------------------------------------------   -----------   -----------   ----------------   -------------
* * *(Less Than Or Equal) (Less Than)* * *      * * *         * * *        SPC exchange       * * * hrs
                                                                         ----------------   -------------
                                                                           SPH exchange       * * * hrs
------------------------------------------   -----------   -----------   ----------------   -------------
* * *(Less Than Or Equal) (Less Than)* * *      * * *         * * *        SPC exchange       * * * hrs
                                                                         ----------------   -------------
                                                                           SPH exchange       * * * hrs
------------------------------------------   -----------   -----------   ----------------   -------------
        * * *(Less Than Or Equal)               * * *         * * *        SPC exchange       * * * hrs
                                                                         ----------------   -------------
                                                                           SPH exchange       * * * hrs
---------------------------------------------------------------------------------------------------------

--------

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                  FormFactor , Inc. CONFIDENTIAL

[FORMFACTOR LOGO]

TABLE 3: CHARGE FOR EXCHANGE SERVICE

       SERVICE DAY               SERVICE HOUR FOR                    EXPENSE
                                 SERVICE REQUEST
---------------------------   ---------------------   --------------------------------------
MONDAY - FRIDAY               9:00 - 17:30            STANDARD EXCHANGE SERVICE CHARGE
---------------------------   ---------------------   --------------------------------------
        CONTACT TO            Head office TEL:  * * *
                              Service TEL:      Service Engineers' Cellular Phone
                              E-mail :          www.formfactor.co.jp
--------------------------------------------------------------------------------------------

--------

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                  FormFactor , Inc. CONFIDENTIAL

[FORMFACTOR LOGO]

                          Appendix 10 Support Structure

SUBJECT TO THE TERMS OF THIS AGREEMENT, VENDOR SHALL PROVIDE TECHNICAL SUPPORT AND ASSISTANCE TO BUYER THROUGH A COMBINATION OF TELEPHONE SUPPORT, PERIODIC VISITS FROM QUALIFIED LOCAL TECHNICAL PERSONNEL, AND QUALIFIED FACTORY-BASED TECHNICAL SUPPORT PERSON, AS DESCRIBED BELOW:

Telephone Support:

IF REQUIRED, VENDOR SHALL SCHEDULE A WEEKLY CONFERENCE CALL BY QUALIFIED LOCAL TECHNICAL SUPPORT PERSON AT FORMFACTOR K. K. WITH EACH BUYER SITE TO COMMUNICATE AND DISCUSS IMPORTANT TECHNICAL ISSUES. THIS TECHNICAL SUPPORT PERSON WILL BE AVAILABLE DURING NORMAL JAPANESE BUSINESS HOURS (FROM MONDAY TO FRIDAY, 9 AM/5:30PM JAPAN TIME) AND WILL CARRY A CELL PHONE FOR EMERGENCY CASE. ADDITIONALLY, VENDOR WILL DESIGNATE A FACTORY-BASED TECHNICAL SUPPORT PERSON AT FORMFACTOR, INC., AT LIVERMORE, CALIFORNIA AND IF APPROPRIATE, VENDOR WILL INCLUDE A FACTORY-BASED TECHNICAL SUPPORT PERSON IN THE WEEKLY SCHEDULED TELECONFERENCE.

On site Support

Each local technical support person shall be required to complete a VENDOR training certification course. Training and certification shall take place annually.

Local technical support person and factory -based technical support person, as required will visit each BUYER site to provide reasonable technical support. Such support shall include training, trouble-shooting, and assistance in various projects or experiments. VENDOR local and factory -based technical support person(s) shall be allowed reasonable access to the test areas within BUYER sites so that they may assist in technical support.

                             FormFactor Confidential
                               All rights reserved

                                 August 18, 2003

VIA HAND DELIVERY

Mr. Masaji Kubo
CAO
Elpida Memory, Inc.
2-1, Yaesu 2-chome, Chuo-ku
Tokyo, 104-0028 Japan

      Re: Probe Card Pricing for Year 2003

Dear Mr. Kubo:

      We write to confirm our mutual agreement to revise the product pricing set forth as Appendix 1 of the Probe Card Purchase Agreement between, on the one hand, FormFactor, Inc. and FormFactor K.K. and, on the other hand, Elpida Memory, Inc., and having an effective date of April 1, 2002 (the "AGREEMENT"). Specifically, this letter confirms that we have agreed to revise and replace the probe card pricing set forth in Appendix 1 of the Agreement with the probe card pricing attached as Appendix 1-1 to this letter, which is applied from April 1, 2003 to March 31, 2004. All other terms and conditions of the Agreement remain unchanged.

      Consistent with Section 17.1 of the Agreement, and in order to ensure the completeness of each of our company's files, we would appreciate it if you would countersign this letter in the space indicated below and return it to the attention of Kaoru Nemoto at FormFactor K.K.

      If you have any questions or concerns, please do not hesitate to contact Kaoru Nemoto or either of the undersigned.

                            Very truly yours,

                            /s/ Peter B. Mathews

                            Peter Mathews
                            Vice President, World Wide Sales of FormFactor, Inc.

                            /s/ Yoshikazu Hatsukano

                            Yoshikazu Hatsukano
                            President of FormFactor
                            K.K.

Accepted and agreed to on Aug. 18, 2003

Elpida Memory, Inc.

/s/ Masaji Kubo
--------------------------------------------
Name:    Masaji Kubo
       -------------------------------------
Title    Chief Administrative Officer
       -------------------------------------
Date:    Aug. 18, 2003
       -------------------------------------

                    APPENDIX 1-1: REVISED PROBE CARD PRICING

                                                                  No. FFIRF10127
                                                   FORMFACTOR, INC. CONFIDENTIAL

                2003 2ND YEAR PPA: APPENDIX 1 PROBE CARD PRICING

PPA Price(s) described in the table below is applied to NRE and probe card unit price, Under the condition of * * * of all DRAM products (* * * and below) using
* * * wafer

                                                                Yen per $=\120
                                                                --------------
NRE


NRE                                   STANDARD PRICE                   PPA PRICE
---                                   --------------                   ---------
* * * NRE                                  * * *                         * * *
* * * NRE                                  * * *                         * * *

NOTE:

NRE will be one third of Standard Price. FormFactor will take three designs Under this Agreement to which this Appendix is attached.

PROBE CARD PRICE SCHEME (1) PH* * */PH* * *, X* * *

PARALLELISM                    STANDARD PRICE                      2002 PPA PRICE                      2003 PPA PRICE
-----------                    --------------                      --------------                      --------------
X* * *                    * * *      $        * * *          * * *       $        * * *          * * *      $        * * *

(2) PH* * */PH* * *, X* * *

PARALLELISM                   STANDARD PRICE                       2002 PPA PRICE                      2003 PPA PRICE
-----------                   --------------                       --------------                      --------------
X* * *                   * * *       $        * * *          * * *       $        * * *          * * *      $        * * *
* * * (* * *)                                                                                    * * *      $        * * *

(2) PH* * *, X* * *

PARALLELISM                   STANDARD PRICE                       2002 PPA PRICE                      2003 PPA PRICE
-----------                   --------------                       --------------                      --------------
X* * *                   * * *        $        * * *          * * *       $        * * *         * * *       $        * * *
* * *                                                                                            * * *       $        * * *

(2) PH* * *, X* * *

PARALLELISM                   STANDARD PRICE                       2002 PPA PRICE                      2003 PPA PRICE
-----------                   --------------                       --------------                      --------------
X64                     * * *        $        * * *          * * *       $        * * *          * * *      $        * * *
* * *                                                                                            * * *      $        * * *

(2) PH* * *, X* * * (TRE)

PARALLELISM                   STANDARD PRICE                       2002 PPA PRICE                      2003 PPA PRICE
-----------                   --------------                       --------------                      --------------
X* * *                  * * *        $        * * *          * * *       $        * * *          * * *      $        * * *
* * *                                                                                            * * *      $        * * *

(2) PH* * *, X* * * (TRE)

PARALLELISM                   STANDARD PRICE                       2002 PPA PRICE                      2003 PPA PRICE
-----------                   --------------                       --------------                      --------------
X* * *                  * * *        $        * * *      N/A             N/A                     * * *      $        * * *
* * *                                                                                            * * *      $        * * *

* * *

A) * * *                              * * *
B) * * * on 1 PO                      * * *
C) * * * Lead Time on 1 PO            * * *
* * * FOR EACH OF THESE CONDITIONS TO * * **.

NOTE:

1.    The Probe Card Unit Price depends on its specification (ceramic size:
      PHXX), parallelism, and quantity. From 2004, the Probe Card Unit Price depends on the pin count by design. (Please see below table 1.)

2.    Under PPA the discounted unit price (PPA) will be applied from the 1st
      Article.

3. The minimum quantity per design is expected to be * * *. If the quantity for a specific design is below * * * throughout a year, then the unit price for that specific design will be quoted separately.

4. The Products are made in the USA. The exchange rate used to convert to Japanese Y will be based on the date of FormFactor's quotation of the specific products as calculated by reference to the average rate of the monthly average rate (Gecchu Heikin) of published exchange rate (Kouji Souba) of Mizuho Bank of the nearest 3 months.

TABLE 1) NEW CONDITION FOR HIGH PIN COUNT DESIGN.

1.  Tester:  * * * (PH:  PH* * *, PH* * *, PH* * *)           2.  Tester * * * (PH:  PH* * *, PH* * *)
a)  * * * pins, * * *% price                                  a)  * * * pin, * * *%
b)  * * * pins, * * *% price                                  b)  * * * pins, * * *%
c)  * * * pins, contact FFI                                   c)  * * * pin, contact FFI
* For contract period year 2003 * * *.

----------

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission